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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                       Date of Report: September 25, 2000
                       ----------------------------------
                       (Date of earliest event reported)


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                            GENCOR INDUSTRIES, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)


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    Delaware                        0-3821                      59-0933147
    --------                        ------                      ----------
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                             Identification No.)
incorporation or
organization)


            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810
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               (Address of principal executive offices, zip code)


                                 (407) 290-6000
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

         See the attached Press Release attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENCOR INDUSTRIES, INC.
                                             (Registrant)

Date:    September 25, 2000             By: /s/ John E. Elliott
                                            -----------------------------------
                                                John E. Elliott
                                                Executive Vice President